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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 12 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 21, 2000


                       Dairy Mart Convenience Stores, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              0-12497                04--2497894
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


One Dairy Mart Way, 300 Executive Parkway West, Hudson, Ohio          44236
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(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (330) 342-6600


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          (Former Name or Former Address, if Changed Since Last Report)



                                Page 1 of 4 Pages
                        (Exhibit Index appears on page 4)
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ITEM 5. OTHER EVENTS

       On May 21, 2000, Dairy Mart Convenience Stores, Inc., a Delaware corporation (the "Company") issued a press release announcing an agreement (the "Agreement"), by and among the Company, the Committee of Concerned Dairy Mart Shareholders and Frank Colaccino, settling the proxy contest initiated by Frank Colaccino.

       The Agreement is attached hereto as Exhibit 10(a). The foregoing description of the Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

       The Company also issued a press release on May 22, 2000 relating to the Agreement which is attached hereto as Exhibit 99.


ITEM 7. EXHIBITS.

(c) Exhibit No.    Description
    -----------    -----------

      (10(a)) Agreement by and among Dairy Mart Convenience Stores, Inc., the Committee of Concerned Dairy Mart Shareholders and Frank Colaccino, dated May 21, 2000.

      (99)         Press Release dated May 22, 2000.



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DAIRY MART CONVENIENCE STORES, INC.



Date: May 24, 2000                           By: /s/  Gregory G. Landry
                                                 -------------------------------
                                                 Name:  Gregory G. Landry
                                                 Title: Chief Financial Officer



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                       DAIRY MART CONVENIENCE STORES, INC.

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K


                                     EXHIBIT
                                     -------

       (10(a)) Agreement by and among Dairy Mart Convenience Stores, Inc., the Committee of Concerned Dairy Mart Shareholders and Frank Colaccino, dated May 21, 2000.

       (99)         Press Release dated May 22 2000.



                                Page 4 of 4 Pages